Exhibit 99.2

Orchestra BioMed BACK B EAT September 2023

2 Forward - Looking Statements Certain statements included in this press release that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the initiation and design of the BACKBEAT pivotal study, the FDA’s approval of the BACKBEAT pivotal study, the Company providing additional information to the FDA and the Company’s late - stage development programs, strategic partnerships and plans to expand its product pipeline . These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve, expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s quarterly report on Form 10 - Q filed with the U . S . Securities and Exchange Commission on May 12 , 2023 , as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this press release . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law . | BACKBEAT Study Overview, Sept 2023

AVIM Therapy Overview

Strategic collaboration with
Medtronic

***Atrioventricular Interval Modulation (AVIM)** therapy (also known as **BackBeat CNT™**) is designed to immediately, persistently and substantially reduce blood pressure*

Unmet Need

- Hypertension is the **leading global risk factor for death**
- Hypertension is also the **#1 comorbidity in the pacemaker population (over 70%)**[1]
- Older population at **increased risk for major cardiovascular events** & challenges with drug compliance

Innovation

- Bioelectronic therapy **designed to immediately, persistently and substantially lower blood pressure**
- Seamlessly integrated into existing Medtronic dual-chamber pacemakers
- **Compelling clinical data** from two pilot studies, including a randomized double-blind study

Initial Opportunity

- **Same target patient population** that already needs a pacemaker
- **Same implant procedure** and large **trained physician pool**
- Leverages **existing pacemaker reimbursement**

3 | BACKBEAT Study Overview, Sept 2023

[1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES)

Orchestra BioMed

Ideal Collaboration

Orchestra BioMed

- Developed BackBeat CNT (AVIM therapy) from concept stage; owns all related IP
- Conducted all prior development work including MODERATO I & II clinical studies
- Partnered with Medtronic for global regulatory approval and commercialization
- Sponsor for the BACKBEAT Study
- **$500 - $1,600 revenue share** per AVIM-enabled device[1]

AVIM Therapy:

Patented investigational bioelectronic treatment for hypertension

Medtronic

- Global market leader in cardiac pacing therapy: **>$1.5B** in annual revenues
- Providing leading device plus clinical & regulatory resources
- Exclusive global commercial rights for AVIM therapy in pacemaker-indicated patients
- Right of first negotiation to expand global rights for the treatment of non-pacemaker HTN patients
- **$50M equity investment** in Orchestra BioMed

[1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales.

| 4 BACKBEAT Study Overview, Sept 2023

Large Global Opportunity for Treating Hypertension in Target Populations

HTN + Pacemaker

750,000 patients

~70% of pacemaker patients[1]

>$2 Billion

High Risk HTN

2,400,000 patients

~0.2% of HTN patients

>$8 Billion


Annual Global
Opportunity

>$10 Billion Potential Annual Global Market Opportunity*

>3.1M Addressable HTN Patients

High Risk HTN (Non-pacemaker) - Older patients with isolated systolic hypertension (ISH) and other comorbidities

Medtronic is the global leader in pacemakers

5 | BACKBEAT Study Overview, Sept 2023

*Total addressable market in 2025 based on company estimates; 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); Definition: Hypertension (HTN)

Orchestra BioMed™

Novel Mechanism of Action Designed to Substantially Reduce Blood Pressure

Bioelectronic Control of Ventricular Filling Immediately **Reduces Blood Pressure**

AVIM-Mediated Pressure Patterns **Modulate Autonomic Nervous System (ANS) Response**



Pressure overshoot indicating increased Total Peripheral Resistance (TPR)
Short AV pacing
Pressure
60 Sec
Time

AVIM ACTIVATION



Slow increase in BP suggesting significant impact on ANS activity and TPR
AVIM pacing
Pressure
60 Sec
Time

6 | BACKBEAT Study Overview, Sept 2023

AV (Atrioventricular), TPR (Total Peripheral Resistance)

Orchestra BioMed

Existing Body of Clinical Data Supporting Efficacy and Safety 7 Feasibility Study in Canine HTN Model Proof of Concept (POC) in 5 dogs Acute Feasibility Study in Subjects with HTN 18 patients | BACKBEAT Study Overview, Sept 2023 2012 ϮϬϭϲ MODERATO II – Pilot Study Prospective, Randomized, Controlled, Double - Blind Study in 47 patients – 6 - month primary endpoint data late - breaking presentation at TCT ϮϬϭϵ MODERATO I - First In - Human Implant Study Multi - center, Single - arm Study in 27 patients TCT Innovation Shark Tank Award Best Abstract at ICI MODERATO II two - year and ISH results Presented at TCT Peer - Reviewed Publication of MODERATO II Results in the Journal of the American Heart Association

MODERATO II Randomized, Double - Blind Results 1 Kalaras et al. Journal of the American Heart Association. 2021 ; 10 :e 020492 ahajournals.org/ doi / 10.1161 /JAHA. 120.020492 ; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021 ; 3 24 - Hr aSBP Control (n= 19 ), 1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); Definitions: Ma jor Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arr hyt hmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure (oSBP); Ambulatory Systolic Blood Pressure (aSBP) Significant Reduction in 24 - Hr aSBP and oSBP 1,2 Control (n=20) 3 AVIM Therapy (n=26) - 11.1 mmHg - 17.5 mmHg 0% 85% 8 | BACKBEAT Study Overview, Sept 2023 6 Months 24 Months aSBP oSBP 6 Months 0 - 5 - 10 - 15 - 20 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 - 17.5 P < 0.01 Δ - 12.3 p = 0.02 Δ - 8.1 p = 0.01 Δ in BP (mmHg) - 3.1 P = 0.17 - 15. 6 P < 0.001 - 1.5 P = 0.5 1 day Δ - 14.1 p = 0.001 ĂĐŬ ĞĂƚ Ed Ρ ƐŚŽǁĞĚ ĞŶĐŽƵƌĂŐŝŶŐ ƌĞƐƵůƚƐ ŝŶ DK Z dK //͕ Ă ƉƌŽƐƉĞĐƚŝǀĞ͕ ŵƵůƚŝ Ͳ ĐĞŶƚĞƌ͕ ƌĂŶĚŽŵŝǌĞĚ͕ ; ĂĐŬ ĞĂƚ Ed н DĞĚŝĐĂů dŚĞƌĂƉǇ ǀƐ͘ ŽŶƚŝŶƵĞĚ DĞĚŝĐĂů dŚĞƌĂƉǇͿ͕ ĚŽƵďůĞ Ͳ ďůŝŶĚ͕ ƉŝůŽƚ ƐƚƵĚǇ ŽĨ ƉĂĐĞŵĂŬĞƌ ƉĂƚŝĞŶƚƐ ǁŝƚŚ ƉĞƌƐŝƐƚĞŶƚ ŚǇƉĞƌƚĞŶƐŝŽŶ

BACKBEAT Study Summary Efficacy endpoint: Safety endpoint: at 3 months post randomization Secondary/additional endpoints 500 patients across ~ 80 study sites 9 | BACKBEAT Study Overview, Sept 2023

BACKBEAT Study Design



Pre-Screening
90 days
Run-in Phase
4-weeks
Enrollment/ Randomization
Blinded Study
12 months
Open-Label Crossover Follow-up Phase
Hypertensive patients with a recent Medtronic pacemaker implant
NO DEVICE IMPLANTS IN STUDY
Informed Consent
Run-In Phase
Standard Pacing only
AVIM therapy download and set up
Test eligibility at end of Run-in
No
Withdraw
R
Treatment:
AVIM therapy + medical therapy
Primary +3M
Follow-up +12M
Control:
Medical therapy
Primary +3M
Follow-up +12M
+2 years

10 | BACKBEAT Study Overview, Sept 2023

Key Takeaways

- Hypertension is the leading global risk factor for death and #1 comorbidity in pacemaker patients
- Large established pacemaker market and implanting physician community, as well as existing reimbursement
- Patient population with favorable risk-benefit profile as they already require a pacemaker and additional therapy provided by same device offers potential for substantial blood pressure reduction
- MODERATO pilot studies demonstrate immediate, substantial and persistent blood pressure reduction in combination with background medical therapy
- BACKBEAT study robustly powered to generate data in support of potential regulatory approval and commercialization
- Medtronic is the ideal collaborator as the global market leader in cardiac pacing therapy

11 | BACKBEAT Study Overview, Q3 2023

Orchestra BioMed